EXHIBIT 10.7

EXECUTION COPY

FIRST AMENDMENT TO CREDIT AGREEMENT

FIRST AMENDMENT TO CREDIT AGREEMENT (this “First Amendment”), dated as of November 3, 2008 (the “Amendment Date”), by and among TRICO SUPPLY AS, a limited company organized under the laws of Norway (“Holdings”), TRICO SUBSEA HOLDING AS, a limited company organized under the laws of Norway (“Trico Subsea Holding”), TRICO SUBSEA AS, a limited company organized under the laws of Norway (“Trico Subsea”), TRICO SHIPPING AS, a limited company organized under the laws of Norway and wholly-owned Subsidiary of Holdings (“the Borrower”),  the Lenders party hereto (each, a “Lender” and, collectively, the “Lenders”) and NORDEA BANK FINLAND PLC, NEW YORK BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”).  Unless otherwise indicated, all capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below.

W I T N E S S E T H :

WHEREAS, the Borrower, Trico Subsea, Trico Subsea Holding, Holdings, the Lenders from time to time party thereto, and the Administrative Agent are parties to a Credit Agreement, dated as of May 14, 2008 (as amended, modified and/or supplemented to, but not including, the date hereof, the “Credit Agreement”);

WHEREAS, subject to the terms and conditions of this First Amendment, the parties hereto wish to amend certain provisions of the Credit Agreement as herein provided and the parties hereby acknowledge and agree that the amendments set forth below shall apply retroactively as of September 30, 2008 (the “Effective Date”);

NOW, THEREFORE, it is agreed:

I.	Amendments to Credit Agreement.

1.           The definition of “Free Liquidity” in Section 1 is hereby amended by deleting the reference to “the Borrower” contained therein and replacing it with “Holdings” in lieu thereof.

2.           Section 9.01(vii) of the Credit Agreement is hereby amended by (i) deleting the reference to “August 1, 2008” contained therein and replacing it with “December 31, 2008 (or such later date as may be acceptable to the Administrative Agent)” in lieu thereof and (ii) deleting the reference to “$50,000,000” contained therein and replacing it with “NOK 82,000,000” in lieu thereof.

3.           Section 9.08 of the Credit Agreement is hereby amended by deleting the reference to “The Borrower” contained therein and replacing it with “Holdings” in lieu thereof.

II.	Miscellaneous Provisions.

1.           In order to induce the Lenders to enter into this First Amendment, the Borrower hereby represents and warrants that (i) other than with respect to a Default or Event of Default in relation to matters concerning items 1 through 3 in Section I above, no Default or Event of Default exists as of the Effective Date (as defined herein) before giving effect to this First Amendment, (ii) no Default or Event of Default exists as of the Effective Date (as defined herein) after giving effect to this First Amendment and (iii) all of the representations and warranties contained in the Credit Agreement or the other Credit Documents are true and correct in all material respects on the Effective Date both before and after giving effect to this First Amendment, with the same effect as though such representations and warranties had been made on and as of the Effective Date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date).

2.           This First Amendment shall be effective provided that neither Holdings nor its Subsidiaries shall make any further drawings under the Carnegie Loan Agreement

3.           The Credit Agreement is modified only by the express provisions of this First Amendment and this First Amendment shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document except as specifically set forth herein.

4.           This First Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.  A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

5.           THIS FIRST AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

6.           This First Amendment shall become effective on the Amendment Date (and the amendments and other modifications set forth herein shall apply retroactively as of the Effective Date) when the Borrower, each other Credit Party and the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile or other electronic transmission) the same to White & Case LLP, 1155 Avenue of the Americas, New York, NY 10036; Attention:  May Yip (facsimile number: 212-354-8113 / email: myip@whitecase.com).

7.           From and after the Amendment Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement, as modified hereby.

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IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this First Amendment as of the date first above written.

TRICO SUPPLY AS

By:	/s/ Rishi Varma
Name: Rishi Varma
Title: Director

TRICO SUBSEA HOLDING AS

By:	/s/ Rishi Varma
Name: Rishi Varma
Title: Director

TRICO SUBSEA AS

By:	/s/ Rishi Varma
Name: Rishi Varma
Title: Director

TRICO SHIPPING AS

By:	/s/ Gerry Gray
Name: Gerry Gray
Title: CEO

signature page to First Amendment Trico $200MM Credit Agreement

NORDEA BANK FINLAND PLC, NEW YORK BRANCH,
Individually and as Administrative Agent

By:	/s/ Martin Lunder
Name: Martin Lunder
Title: Senior Vice President

By:	/s/ George Fikaris
Name: George Fikaris
Title: Assistant Vice President

signature page to First Amendment Trico $200MM Credit Agreement

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG TRICO SUPPLY AS, TRICO SUBSEA HOLDING AS, TRICO SUBSEA AS, TRICO SHIPPING AS, VARIOUS FINANCIAL INSTITUTIONS AND NORDEA BANK FINLAND PLC, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

NORDEA BANK NORGE ASA, CAYMAN ISLANDS BRANCH

By:	/s/ Martin Lunder
Name: Martin Lunder
Title: Senior Vice President

By:	/s/ George Fikaris
Name: George Fikaris
Title: Assistant Vice President

signature page to First Amendment Trico $200MM Credit Agreement

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG TRICO SUPPLY AS, TRICO SUBSEA HOLDING AS, TRICO SUBSEA AS, TRICO SHIPPING AS, VARIOUS FINANCIAL INSTITUTIONS AND NORDEA BANK FINLAND PLC, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

BAYERISCHE HYPO-UND VEREINSBANK AG

By:	/s/ Stephan Somitsch
Name: Stephan Somitsch
Title: Vice President

By:	/s/ Peter Grotheer-Isecke
Name: Peter Grotheer-Isecke
Title: Credit Analyst

signature page to First Amendment Trico $200MM Credit Agreement